GOING BEYOND

Regency Energy Partners LP
Fourth-Quarter & Full-Year
2011 Earnings Release
February 16, 2012

REGENCY
ENERGY PARTNERS

Forward-Looking Statements

Certain matters discussed in this report include “forward-looking” statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as “anticipate,” “believe,” “intend,” “project,” “plan,” “expect,” “continue,” “estimate,” “goal,” “forecast,” “may” or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. Additional risks include, volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership’s system and its customers, the level of creditworthiness of, and performance by the Partnership’s counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership’s ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Significant Organic Growth Opportunities

- Well positioned in key shale plays that are expected to require significant infrastructure development for the foreseeable future

Growth Opportunities



CO
CA
KS
OK
AR
MS
AL
TX
LA
PA
Marcellus/Utica Shale
Compression
Treating
Mississippian Reef
Gathering & Processing
Fayetteville Shale
Compression
Barnett Shale
Compression
Permian/Avalon/
Bone Spring
Gathering & Processing
Compression
Treating
NGL Logistics
Haynesville/
Brown Dense
Gathering & Processing
South Louisiana
Compression
Eagle Ford Shale
Gathering & Processing
Compression
Treating
NGL Logistics
MAP LEGEND
Compression & Treating Operating Base
Gathering System
Regency Intrastate Gas System (RIGS)
Lone Star NGL*
Lone Star Gateway Expansion*
Midcontinent Express Pipeline*
Regency Regional Offices
Regency Corporate Headquarters
Regency Gas Treating/Processing Facility
Lone Star NGL Facility*
*Via Joint Venture Interest

Fourth-Quarter & Full-Year Performance



2011 Performance

- Comparing the fourth quarter of 2011 to the fourth quarter of 2010, adjusted EBITDA increased approximately 13%
- Comparing full-year 2011 to full-year 2010, adjusted EBITDA increased approximately 29%

Adjusted EBITDA[1]



$ in millions
$0
$20
$40
$60
$80
$100
$120
$62
$74
$90
$102
$92
$103
$112
$115
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011

1 Adjusted EBITDA varies from previously disclosed amounts as a result of the inclusion of non-cash unit based compensation as a reconciling item to adjusted EBITDA; includes only Regency's proportionate share of Joint Venture adjusted EBITDA

Gathering and Processing Segment

- Volumes increased approximately 19% from full-year 2010 to full-year 2011, primarily driven by growth in the Eagle Ford Shale and Permian-Delaware Basin

Gathering and Processing Throughput and Adjusted Segment Margin[1]



MMBtu/d (000's)
1,400
1,300
1,200
1,100
1,000
900
800
700
600
500
$80
$75
$70
$65
$60
$55
$50
$45
$40
$35
$ in millions
1,005
1,002
951
1,030
1,006
1,063
1,293
1,350
$55
$55
$57
$60
$52
$53
$65
$64
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011²
Q4 2011²
Gathering & Processing Throughput
Gathering & Processing Adjusted Segment Margin

1 Amounts differ from previously disclosed amounts due to the presentation as discontinued operations for the disposition of east Texas assets

2 Includes 111,000 MMBtu/d of volumes in Q3 2011 and 183,000 MMBtu/d of volumes in Q4 2011 that are counted twice under two contracts in separate assets

Joint Ventures Segment

- Adjusted EBITDA for the Joint Ventures segment increased by $90 million from $123 million for full-year 2010 to $213 million for full-year 2011, primarily due to the acquisitions of the MEP Joint Venture and the Lone Star Joint Venture[1]



Joint Ventures Segment Adjusted EBITDA²
$ in millions
$70
$60
$50
$40
$30
$20
$10
$0
$11
$25
$43
$44
$44
$55
$56
$58
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Haynesville JV
MEP JV³
Lone Star JV

1 The MEP Joint Venture was acquired on May 26, 2010 and the Lone Star Joint Venture was acquired on May 2, 2011
2 Includes Regency's proportionate ownership share of adjusted EBITDA
3 Regency increased its ownership interest in MEP to 50% during the third quarter of 2011

Contract Compression Segment

- Revenue generating horsepower increased from 767,000 at December 31, 2010, to 777,000 at December 31, 2011



Revenue Generating Horsepower
Revenue Generating Horsepower (in thousands)
Segment Margin ($ in millions)
900
800
700
600
500
400
300
200
100
-
$60
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
714
727
754
767
762
758
769
777
$32
$32
$33
$35
$35
$34
$35
$35
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011[1]
Q3 2011[1]
Q4 2011
Compression Segment Owned - External
Segment Margin[2]

1 In the second and third quarters of 2011, certain compression units were transferred from the Contract Compression segment to the Gathering and Processing segment, resulting in a decrease in inter-segment transactions between the segments

2 Segment margin excludes margin from horsepower owned and operated on behalf of our Gathering and Processing segment, as well as horsepower owned by our Gathering and Processing segment, which is eliminated upon consolidation. Amounts were $5 million, $6 million, $6 million, $6 million, $7 million, $3 million, $3 million and $4 million for periods presented, respectively from Q1 2010 to Q4 2011

Contract Treating Segment

- Revenue generating gallons per minute increased from 3,431 at December 31, 2010, to 3,465 at December 31, 2011



Revenue Generating Gallons Per Minute (GPM)
Revenue Generating GPM
Segment Margin ($ in millions)
3,600
3,400
3,200
3,000
2,800
2,600
2,400
2,200
2,000
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
3,093
3,431
3,268
3,368
3,468
3,465
$3
$9
$7
$8
$7
$8
Q3 2010[1]
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Revenue Generating GPM
Segment Margin

1 Regency acquired the Contract Treating segment in September 2010

Diverse Portfolio

- Our target is for fee-based margin to comprise over 80% of our adjusted segment margin



2010 Adjusted Segment Margin
3%
21%
76%
2011 Adjusted Segment Margin
6%
11%
83%
2012E Pro Forma Adjusted Segment Margin
8%
11%
81%
Fee-based
Hedged Commodity
Unhedged Commodity

Commodity Price Risk Management

REGENCY ENERGY PARTNERS

DCF Sensitivity to Commodity Price Changes - 2012

Change in Natural Gas Price ($/MMbtu) \ Change in WTI Price ($/Bbl)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (7.6)M	$ (3.2)M	$ 1.3M
Flat	$ (4.4)M	$ 0	$ 4.4M
Increase $1.00	$ (1.3)M	$3.2M	$ 7.6M

- Regency has length in natural gas due to a concerted effort to minimize "keep-whole" exposure
- A $10.00 per Bbl movement in crude along with the same percentage change in NGL pricing would result in a $4.4 million change in Regency's forecasted 2012 DCF
- A $1.00 per MMbtu movement in natural gas pricing would result in a $3.2 million change in Regency's forecasted 2012 DCF
- A $0.05/lb change in the price of olefins (ethylene & propylene) would result in a $1.9 million change in Regency's forecasted 2012 DCF

Liquidity Position

REGENCY ENERGY PARTNERS

Capitalization		
($ in millions)	12/31/2010	12/31/2011
Cash	$9	$1
Long-Term Debt		
Revolving Credit Facility	$285	$332
Senior Notes Due 2016	256	255
Senior Notes Due 2018	600	600
Senior Notes Due 2021	-	500
Total Long-Term Debt	**$1,141**	**$1,687**
Series A Convertible Redeemable Preferred Units	$71	$71
Partners' Capital[1]	$3,263	$3,498
Noncontrolling Interest	32	33
Total Capitalization	**$4,507**	**$5,289**

Approximately $550 million of availability under revolving credit facility[2]

1 Includes common units, general partner interest and accumulated other comprehensive loss
2 As of December 31, 2011

Q&A



Appendix



Commodity Price Risk Management

- We utilize a comprehensive hedging program to mitigate exposure


NGL Equity Production vs. Hedged
Bbl/d
5,000
4,000
3,000
2,000
1,000
-
107%
77%
62%
58%
56%
12%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Equity Length
Hedge Volume


Condensate Equity Production vs. Hedged
Bbl/d
1,000
800
600
400
200
-
63%
70%
68%
68%
70%
37%
38%
38%
26%
12%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Equity Production
Hedge Volume


Natural Gas Production vs. Hedged
MMBtu/d
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
46%
31%
31%
44%
47%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Equity Length
Hedge Volume

- For 2012, approximately 19% of Regency's segment margin is currently subject to commodity exposure, of which over half is hedged

Commodity Price Risk Management

Executed Hedges by Product[1]								
	2011		2012		2013[2]		Q1 2014	
	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)
Puts								
Ethane[3]	-	-	302	$0.68				
Swaps								
Ethane	1,639	$0.50	762	$0.47	-	-	-	-
Propane	855	$1.00	702	$1.12	67	$1.31	-	-
Normal Butane	536	$1.34	483	$1.54	39	$1.71	-	-
Natural Gasoline	295	$1.71	245	$2.01	20	$2.27	-	-
	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)
WTI	704	$83.22	638	$92.47	294	$99.57	105	$99.30
	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)
Natural Gas	8,000	$5.40	6,000	$5.03	-	-	-	-

[1] WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon
[2] NGLs are hedged for Q1 2013 only
[3] Approximately 9.25¢/gallon and 9.875¢/gallon were spent respectively for Q3' 2012 and' Q4 2012 in Ethane Put Option premiums

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

	Three Months Ended			
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
	($ in thousands)			
Net income (loss)	$ 13,628	$ 30,849	$ 14,837	$ 14,305
Add:				
Interest expense, net	28,926	28,852	24,689	20,007
Depreciation and amortization	45,989	41,956	40,503	40,236
Income tax expense (benefit)	484	(89)	102	(32)
EBITDA (1)	**$ 89,027**	**$ 101,568**	**$ 80,131**	**$ 74,516**
Add (deduct):				
Non-cash loss (gain) from commodity and embedded derivatives	2,230	(15,056)	(803)	(4,290)
Non-cash unit based compensation	923	891	875	921
(Gain) loss on asset sales, net	(2,422)	(131)	153	28
Income from unconsolidated affiliates	(32,619)	(30,946)	(32,167)	(23,808)
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA (2)	17,012	16,885	19,586	19,189
Partnership's ownership interest in MEP Joint Venture's adjusted EBITDA (3)	26,455	26,091	25,243	25,270
Partnership's ownership interest in Lone Star Joint Venture's adjusted EBITDA (4)	14,105	13,152	10,584	-
Other expense, net	189	(178)	(146)	(89)
Adjusted EBITDA	**$ 114,900**	**$ 112,276**	**$ 103,456**	**$ 91,737**

(1) Earnings before interest, taxes, depreciation and amortization.

(2) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Net income Haynesville Joint Venture	$ 24,483	$ 24,282	$ 30,265	$ 30,156
Add:				
Depreciation and amortization	9,084	9,100	8,664	8,082
Interest expense, net	463	395	251	136
Other expense, net	-	5	-	11
Haynesville Joint Venture's Adjusted EBITDA	**$ 34,030**	**$ 33,782**	**$ 39,180**	**$ 38,385**

(3) 100% of MEP Joint Venture's Adjusted EBITDA is calculated as follows:

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Net income MEP Joint Venture	$ 22,655	$ 21,998	$ 20,276	$ 20,410
Add:				
Depreciation and amortization	17,362	17,401	17,398	17,377
Interest expense, net	12,892	12,855	12,913	12,855
MEP Joint Venture's Adjusted EBITDA	**$ 52,909**	**$ 52,254**	**$ 50,587**	**$ 50,642**

(4) 100% of Lone Star Joint Venture's Adjusted EBITDA is calculated as follows:

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Net income Lone Star Joint Venture	$ 35,049	$ 30,952	$ 27,958	$ -
Add:				
Depreciation and amortization	12,205	12,904	7,139	-
Other expense, net	(237)	(16)	185	-
Lone Star Joint Venture's Adjusted EBITDA	**$ 47,017**	**$ 43,840**	**$ 35,282**	**$ -**

Non-GAAP Reconciliation

	Three Months Ended			
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
	($ in thousands)			
Net (loss) income	$ (8,923)	$ 7,846	$ (9,391)	$ (450)
Add:				
Interest expense, net	19,791	20,393	22,223	20,564
Depreciation and amortization	33,217	32,429	29,604	27,475
Income tax (benefit) expense	(143)	450	328	321
EBITDA (1)	**$ 43,942**	**$ 61,118**	**$ 42,764**	**$ 47,910**
Add (deduct):				
Non-cash loss from commodity and embedded derivatives	18,922	6,646	9,854	7,191
Non-cash unit based compensation	1,386	303	10,441	1,597
Loss on asset sales, net	78	200	29	284
Income from unconsolidated subsidiaries	(23,618)	(21,754)	(16,080)	(7,913)
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA (2)	20,374	19,632	16,333	10,675
Partnership's ownership interest in MEP Joint Venture's adjusted EBITDA (3)	24,095	23,163	8,424	-
Loss on debt refinancing, net	15,748	-	-	1,780
Other expense, net	831	346	2,165	90
Adjusted EBITDA	**$ 101,758**	**$ 89,654**	**$ 73,930**	**$ 61,614**

(1) Earnings before interest, taxes, depreciation and amortization.

(2) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:

	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Net income	$ 32,097	$ 30,366	$ 25,871	$ 18,403
Add:				
Depreciation and amortization	8,474	8,902	8,100	6,321
Interest expense	171	154	99	102
Gain on insurance settlement	7	(249)	-	-
Loss on sale of asset, net	(1)	106	-	-
Other expense, net	9	(6)	11	-
Haynesville Joint Venture's Adjusted EBITDA	**$ 40,757**	**$ 39,273**	**$ 34,081**	**$ 24,826**

(3) 100% of MEP Joint Venture's Adjusted EBITDA is calculated as follows and represents the month ended June 30, 2010, as the Partnership acquired its 49.9 percent ownership interest on May 26, 2010 and results for the three months ended September 30, 2010:

	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Net income	$ 18,110	$ 16,351	$ 8,068	$ -
Add:				
Depreciation and amortization	17,402	17,319	5,383	-
Interest expense, net	12,774	12,749	3,431	-
MEP Joint Venture's Adjusted EBITDA	**$ 48,286**	**$ 46,419**	**$ 16,882**	**$ -**

Non-GAAP Reconciliation

	Three Months Ended			
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
	($ in thousands)			
Net income	$ 13,628	$ 30,849	$ 14,837	$ 14,305
Add (Deduct):				
Operation and maintenance	42,025	37,950	33,996	33,672
General and administrative	13,510	17,350	17,551	18,997
(Gain) loss on asset sales, net	(2,422)	(131)	153	28
Depreciation and amortization	45,989	41,956	40,503	40,236
Income from unconsolidated affiliates	(32,619)	(30,946)	(32,167)	(23,808)
Interest expense, net	28,926	28,852	24,689	20,007
Other income and deductions, net	2,796	(15,050)	(2,641)	(2,414)
Income tax expense (benefit)	484	(89)	102	(32)
Total Segment Margin	112,317	110,741	97,023	100,991
Non-cash (gain) loss from commodity derivatives	(551)	174	2,147	(1,715)
Adjusted Total Segment Margin	$ 111,766	$ 110,915	$ 99,170	$ 99,276
Gathering and Processing Segment Margin	$ 64,452	$ 64,716	$ 50,495	$ 53,800
Non-cash (gain) loss from commodity derivatives	(551)	174	2,147	(1,715)
Adjusted Gathering and Processing Segment Margin	63,901	64,890	52,642	52,085
Contract Compression Segment Margin	39,203	37,957	36,973	41,440
Contract Treating Segment Margin	7,862	6,642	7,701	7,251
Corporate & Others Segment Margin	4,702	4,767	4,762	5,053
Inter-segment Elimination	(3,902)	(3,341)	(2,908)	(6,553)
Adjusted Total Segment Margin	$ 111,766	$ 110,915	$ 99,170	$ 99,276

Non-GAAP Reconciliation

	Three Months Ended			
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
	($ in thousands)			
Net (loss) income	$ (8,923)	$ 7,846	$ (9,391)	$ (450)
Add (Deduct):				
Operation and maintenance	33,100	34,306	29,717	28,527
General and administrative	18,563	18,072	28,913	15,403
Loss on asset sales, net	3	200	29	284
Depreciation and amortization	33,217	32,205	27,434	24,895
Income from unconsolidated subsidiaries	(23,618)	(21,754)	(16,080)	(7,913)
Interest expense, net	19,791	20,379	22,140	20,482
Loss on debt refinancing, net	15,748	-	-	1,780
Other income and deductions, net	12,232	(7,524)	4,145	3,273
Income tax (benefit) expense	(143)	450	328	321
Discontinued operations	1,654	(324)	(671)	912
Total Segment Margin	**101,624**	**83,856**	**86,564**	**87,514**
Non-cash loss from commodity derivatives	6,816	13,967	5,594	3,806
Adjusted Total Segment Margin	**$ 108,440**	**$ 97,823**	**$ 92,158**	**$ 91,320**
Gathering and Processing Segment Margin	**$ 52,915**	**$ 42,723**	**$ 49,568**	**$ 50,802**
Non-cash loss from commodity derivatives	6,816	13,967	5,594	3,806
Adjusted Gathering and Processing Segment Margin	**59,731**	**56,690**	**55,162**	**54,608**
Contract Compression Segment Margin	**40,855**	**38,510**	**37,814**	**37,030**
Contract Treating Segment Margin	**8,725**	**2,729**	**-**	**-**
Corporate & Others Segment Margin	**5,341**	**5,763**	**4,974**	**5,014**
Inter-segment Elimination	**(6,212)**	**(5,869)**	**(5,792)**	**(5,332)**
Adjusted Total Segment Margin	**$ 108,440**	**$ 97,823**	**$ 92,158**	**$ 91,320**

Non-GAAP Reconciliation

		Three Months Ended December 31, 2011 ($ in thousands)
Net cash flows provided by operating activities	$	49,339
Add (deduct):		
Depreciation and amortization, including debt issuance cost amortization		(47,551)
Amortization of excess fair value of unconsolidated affiliates		(1,462)
Income from unconsolidated affiliates		34,081
Derivative valuation change		(1,174)
Gain on asset sales, net		2,422
Unit based compensation expenses		(1,166)
Cash flow changes in trade accounts receivables, accrued revenues, and related party receivables		(4,970)
Cash flow changes in other current assets		(548)
Cash flow changes in trade accounts payable, accrued cost of gas and liquids, related party payables and deferred revenues		(2,754)
Cash flow changes in other current liabilities		15,243
Distributions received from unconsolidated affiliates		(27,930)
Cash flow changes in other assets and liabilities		98
Net Income	$	**13,628**
Add:		
Interest expense, net		28,926
Depreciation and amortization		45,989
Income tax expense		484
EBITDA	$	**89,027**
Add (deduct):		
Non-cash loss from commodity and embedded derivatives		2,230
Non-cash unit based compensation		923
Gain on asset sales, net		(2,422)
Income from unconsolidated affiliates		(32,619)
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA		17,012
Partnership's ownership interest in MEP Joint Venture's adjusted EBITDA		26,455
Partnership's ownership interest in Lone Star Joint Venture's adjusted EBITDA		14,105
Other expense, net		189
Adjusted EBITDA	$	**114,900**
Add (deduct):		
Interest expense, excluding capitalized interest		(34,853)
Maintenance capital expenditures		(7,809)
Distribution to Series A Preferred Units		(1,945)
Other adjustments		12,026
Cash available for distribution	$	**82,319**

Segment Details

REGENCY ENERGY PARTNERS

	Three Months Ended December 31,	
	2011	2010
	($ in thousands)	
Gathering and Processing Segment		
Financial data:		
Segment margin	$ 64,452	$ 52,915
Adjusted segment margin	63,901	59,731
Operating data:		
Throughput (MMbtu/d)	1,349,592	1,029,597
NGL gross production (Bbls/d)	36,382	29,327

	Three Months Ended December 31,	
	2011	2010
	($ in thousands)	
Contract Compression Segment		
Financial data:		
Segment margin	$ 39,203	$ 40,855
Less: Inter-segment elimination	(3,902)	(6,212)
Segment margin, net of inter-segment elimination	$ 35,301	$ 34,643
Operating data:		
Revenue generating horsepower	776,799	766,882

	Three Months Ended December 31,	
	2011	2010
	($ in thousands)	
Contract Treating Segment		
Financial data:		
Segment margin	$ 7,862	$ 8,725
Operating data:		
Revenue generating gallons per minute	3,465	3,431

Joint Ventures Segment

- The following provides key performance measures for 100% of the Haynesville Joint Venture

	Three Months Ended December 31,	
	2011	2010
	($ in thousands)	
Haynesville Joint Venture		
Financial data:		
Segment margin	$ 43,901	$ 47,450
Operating data:		
Throughput (MMbtu/d)	1,054,392	1,543,570

- The following provides key performance measures for 100% of the MEP Joint Venture

	Three Months Ended December 31,	
	2011	2010
	($ in thousands)	
MEP Joint Venture		
Financial data:		
Segment margin	$ 62,815	$ 57,799
Operating data:		
Throughput (MMbtu/d)	1,380,010	1,541,533

REGENCY ENERGY PARTNERS

- The following provides key performance measures for 100% of the Lone Star Joint Venture

		Three Months Ended December 31, 2011
		($ in thousands)
Lone Star Joint Venture		
Financial data:		
Segment margin	$	66,931
Operating data:		
West Texas Pipeline Throughput (Bbls/d)		128,681
NGL Fractionation Throughput (Bbls/d)		18,464

Joint Ventures Segment

- The following provides a reconciliation of Non-GAAP to GAAP measures for 100% of the Haynesville Joint Venture

	Three Months Ended December 31, 2011		Three Months Ended December 31, 2010	
	($ in thousands)			
Net income - Haynesville Joint Venture	$	24,483	$	32,097
Add:				
Operation and maintenance		5,747		2,296
General and administrative		4,124		4,436
Loss on asset sales, net		-		-
Depreciation and amortization		9,084		8,474
Interest expense, net		463		171
Other income and deductions, net		-		(24)
Total Segment Margin	**$**	**43,901**	**$**	**47,450**

- The following provides a reconciliation of Non-GAAP to GAAP measures for 100% of the MEP Joint Venture

	Three Months Ended December 31, 2011		Three Months Ended December 31, 2010	
	($ in thousands)			
Net income - MEP Joint Venture	$	22,655	$	18,110
Add:				
Operation and maintenance		3,585		8,650
General and administrative		6,328		864
Depreciation and amortization		17,362		17,402
Interest expense, net		12,889		12,774
Other income and deductions, net		(4)		(1)
Total Segment Margin	**$**	**62,815**	**$**	**57,799**

Joint Ventures Segment

- The following provides a reconciliation of Non-GAAP to GAAP measures for 100% of the Lone Star Joint Venture

		Three Months Ended December 31, 2011
		($ in thousands)
Net income - Lone Star Joint Venture	$	35,049
Add:		
Operation and maintenance		16,194
General and administrative		3,719
Depreciation and amortization		12,205
Tax expense		630
Other income and deductions, net		(866)
Total Segment Margin	**$**	**66,931**